EQ ADVISORS TRUSTSM

SUPPLEMENT DATED OCTOBER 30, 2014 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2014, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/UBS Growth and Income Portfolio (“Portfolio”).

Information Regarding

EQ/UBS Growth and Income Portfolio

Effective immediately, Michael Lammers no longer serves as a member of the team that is responsible for the management of the Portfolio.

References to Michael Lammers contained in the sections of the Prospectus entitled “EQ/UBS Growth and Income Portfolio-Class IA, IB and K Shares – Who Manages the Portfolio – Adviser: UBS Global Asset Management (Americas) Inc. – Portfolio Managers” and “Management of the Trust – The Advisers – UBS Global Asset Management (Americas) Inc.” hereby are deleted in their entirety.

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References to Michael Lammers contained in the section of the Statement of Additional Information entitled “Appendix C – Portfolio Manager Information” with respect to the Portfolio hereby are deleted in their entirety.